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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ----------------

                                   FORM 8-K/A
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                               November 17, 2000
                       (Date of earliest event reported)

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                             Openwave Systems Inc.
             (Exact name of Registrant as specified in its charter)

           Delaware                      000-25687                      94-3219054
   (State of incorporation          (Commission File No.)             (IRS Employer
       or organization)                                             Identification No.)

                              800 Chesapeake Drive
                             Redwood City, CA 94063
                    (Address of principal executive offices)

                                 (650) 562-0200
              (Registrant's telephone number, including area code)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

   (a) Financial Statements of Businesses Acquired

   The audited financial statements of Software.com, Inc. ("Software.com") for the years ended December 31, 1999 and 1998, are included in the Registration Statement on Form S-4 (No. 333-44926), as amended, and related joint proxy statement/prospectus of the Registrant (formerly known as "Phone.com, Inc.") filed with the Securities and Exchange Commission (the "SEC") on August 31, 2000, and the unaudited financial statements of Software.com for the nine months ended September 30, 2000, are included in Software.com's Quarterly Report on Form 10-Q filed with the SEC on November 14, 2000, (No. 000-26379) and are incorporated herein by reference.

   (b) Pro Forma Financial Information

   The required pro forma financial information of the Registrant which gives effect to the acquisition of Software.com is attached hereto as exhibit 99.1.

                                       2
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                                   SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                          Openwave Systems Inc.

                                                      /S/ Alan Black
                                          By:   _______________________________
                                          Name:Alan Black
                                          Title:Senior Vice President,
                                                Corporate Affairs, Chief
                                                Financial Officer and
                                                Treasurer

Date: January 31, 2001

                                       3
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                                 EXHIBIT INDEX

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
 23.1 Consent of Ernst & Young LLP, independent auditors, with respect to Software.com, Inc.

 99.1 Unaudited Pro Forma Combined Condensed Financial Information described in
      Item 7(b) above.
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